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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  October 23, 1997


                       VALUEVISION INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


                                  MINNESOTA
                (State or other jurisdiction of incorporation)


              0-20243                                   41-1673770
      (Commission File Number)              (IRS Employer Identification No.)


                 6740 SHADY OAK ROAD, EDEN PRAIRIE, MN  55344
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (612) 947-5200

                                NOT APPLICABLE
        (Former name or former address, if changed since last report)


                                 Page 1 of 4

                       Exhibit Index Appears on Page 3
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ITEM 5.  OTHER EVENTS.

        The Registrant's Press Release dated October 23, 1997, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99.1  Press Release dated October 23, 1997.



                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VALUEVISION INTERNATIONAL, INC.
                                        (Registrant)



Date:  October 23, 1997                 By: /s/ Stuart R. Romenesko
                                           ---------------------------
                                        Name: Stuart R. Romenesko
                                        Title: Senior Vice President Finance
                                               Chief Financial Officer

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                                EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION                                     PAGE

   99.1                 Press Release . . . . . . . . . . . . . . . . .  4